United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-3984
(Investment Company Act File Number)

Federated Hermes International Series, Inc.
(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant’s Telephone Number)

Peter J. Germain, Esquire
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 2024-11-30

Date of Reporting Period: 2024-11-30

Item 1.	Reports to Stockholders

Federated Hermes Global Total Return Bond Fund
Class A Shares / FTIIX
Annual Shareholder Report | November 30, 2024
A Portfolio of Federated Hermes International Series, Inc.
This annual shareholder report contains important information about the Federated Hermes Global Total Return Bond Fund (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at FederatedHermes.com/us/FundInformation. You can also request this information by contacting us at 1‑800‑341‑7400, Option 4, or your financial advisor.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A Shares	$104	1.02%
Management's Discussion of Fund Performance
The following discussion compares the performance of the Fund to the Bloomberg Global Aggregate Index (“Index”). See the Average Annual Total Returns table below for the returns of the Fund and the Index. The Fund seeks to obtain a total return on its assets by investing primarily in fixed-income securities of foreign governments and their agencies or foreign corporations
Top Contributors to Performance
  One of the largest contributors to relative Fund performance was sector allocation decisions. Specifically, the Fund maintained an overweight allocation to emerging market debt and to U.S. mortgage securities.
  Yield curve management also had a positive effect on the Fund’s relative total return. Yield curve selections were concentrated on shorter maturity bonds which benefitted more from developed central banks beginning to ease their respective monetary policies.
  Country and regional decisions also contributed positively to the Fund’s total return relative to that of the Index. Within Europe, the Fund focused on fixed-income securities of higher yielding countries like Spain and Italy, which generated a higher total return than that of the core European economies. Similarly, an overweight allocation to higher income generating Mexican bonds bettered overall Fund performance.
Top Detractors from Performance
  Currency selection detracted from relative Fund performance and was largely a consequence of an overweight allocation to the Japanese yen. Despite the Bank of Japan hiking interest rates, the low yielding yen underperformed most other global currencies during the reporting period.
  Active duration management (the Fund’s sensitivity to movements in interest rates; the lower the duration the less the net asset value of the fund will fluctuate due to changes in interest rates) detracted from Fund performance. Specifically, the Fund maintained an underweight allocation to Chinese government bonds which generally outperformed most other global sovereign debt markets.
Fund Performance
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance: November 30, 2014 through November 30, 2024
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	5 Years	10 Years
Class A Shares — including sales load	-0.13%	-2.79%	-1.22%
Class A Shares — excluding sales load	4.53%	-1.88%	-0.76%
Bloomberg Global Aggregate Index	4.64%	-1.42%	0.30%
Visit FederatedHermes.com/us/FundInformation and click on the link to your fund and share class for more recent performance information.
Key Fund Statistics
Net Assets	$15,690,800
Number of Investments	90
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$0
Fund Holdings
Top Countries
(% of Net Assets) 1
Top Currencies
(% of Net Assets) 1
1 Reflects the pro rata portfolio composition of underlying affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets as of the date specified above. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
Availability of Additional Information
Additional information is available on the Fund’s website at FederatedHermes.com/us/FundInformation, including its:
• prospectus • financial information • holdings • proxy voting information
CUSIP 31420G408
3010401-A (1/25)
FederatedHermes.com/us
Federated Securities Corp., Distributor
© 2025 Federated Hermes, Inc.

Federated Hermes Global Total Return Bond Fund
Class C Shares / FTIBX
Annual Shareholder Report | November 30, 2024
A Portfolio of Federated Hermes International Series, Inc.
This annual shareholder report contains important information about the Federated Hermes Global Total Return Bond Fund (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at FederatedHermes.com/us/FundInformation. You can also request this information by contacting us at 1‑800‑341‑7400, Option 4, or your financial advisor.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C Shares	$180	1.77%
Management's Discussion of Fund Performance
The following discussion compares the performance of the Fund to the Bloomberg Global Aggregate Index (“Index”). See the Average Annual Total Returns table below for the returns of the Fund and the Index. The Fund seeks to obtain a total return on its assets by investing primarily in fixed-income securities of foreign governments and their agencies or foreign corporations
Top Contributors to Performance
  One of the largest contributors to relative Fund performance was sector allocation decisions. Specifically, the Fund maintained an overweight allocation to emerging market debt and to U.S. mortgage securities.
  Yield curve management also had a positive effect on the Fund’s relative total return. Yield curve selections were concentrated on shorter maturity bonds which benefitted more from developed central banks beginning to ease their respective monetary policies.
  Country and regional decisions also contributed positively to the Fund’s total return relative to that of the Index. Within Europe, the Fund focused on fixed-income securities of higher yielding countries like Spain and Italy, which generated a higher total return than that of the core European economies. Similarly, an overweight allocation to higher income generating Mexican bonds bettered overall Fund performance.
Top Detractors from Performance
  Currency selection detracted from relative Fund performance and was largely a consequence of an overweight allocation to the Japanese yen. Despite the Bank of Japan hiking interest rates, the low yielding yen underperformed most other global currencies during the reporting period.
  Active duration management (the Fund’s sensitivity to movements in interest rates; the lower the duration the less the net asset value of the fund will fluctuate due to changes in interest rates) detracted from Fund performance. Specifically, the Fund maintained an underweight allocation to Chinese government bonds which generally outperformed most other global sovereign debt markets.
Fund Performance
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance: November 30, 2014 through November 30, 2024
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	5 Years	10 Years
Class C Shares — including sales load	2.70%	-2.60%	-1.37%
Class C Shares — excluding sales load	3.70%	-2.60%	-1.37%
Bloomberg Global Aggregate Index	4.64%	-1.42%	0.30%
Visit FederatedHermes.com/us/FundInformation and click on the link to your fund and share class for more recent performance information.
Key Fund Statistics
Net Assets	$15,690,800
Number of Investments	90
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$0
Fund Holdings
Top Countries
(% of Net Assets) 1
Top Currencies
(% of Net Assets) 1
1 Reflects the pro rata portfolio composition of underlying affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets as of the date specified above. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
Availability of Additional Information
Additional information is available on the Fund’s website at FederatedHermes.com/us/FundInformation, including its:
• prospectus • financial information • holdings • proxy voting information
CUSIP 31420G606
3010401-B (1/25)
FederatedHermes.com/us
Federated Securities Corp., Distributor
© 2025 Federated Hermes, Inc.

Federated Hermes Global Total Return Bond Fund
Institutional Shares / FGTBX
Annual Shareholder Report | November 30, 2024
A Portfolio of Federated Hermes International Series, Inc.
This annual shareholder report contains important information about the Federated Hermes Global Total Return Bond Fund (the “Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at FederatedHermes.com/us/FundInformation. You can also request this information by contacting us at 1‑800‑341‑7400, Option 4, or your financial advisor.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$79	0.77%
Management's Discussion of Fund Performance
The following discussion compares the performance of the Fund to the Bloomberg Global Aggregate Index (“Index”). See the Average Annual Total Returns table below for the returns of the Fund and the Index. The Fund seeks to obtain a total return on its assets by investing primarily in fixed-income securities of foreign governments and their agencies or foreign corporations
Top Contributors to Performance
  One of the largest contributors to relative Fund performance was sector allocation decisions. Specifically, the Fund maintained an overweight allocation to emerging market debt and to U.S. mortgage securities.
  Yield curve management also had a positive effect on the Fund’s relative total return. Yield curve selections were concentrated on shorter maturity bonds which benefitted more from developed central banks beginning to ease their respective monetary policies.
  Country and regional decisions also contributed positively to the Fund’s total return relative to that of the Index. Within Europe, the Fund focused on fixed-income securities of higher yielding countries like Spain and Italy, which generated a higher total return than that of the core European economies. Similarly, an overweight allocation to higher income generating Mexican bonds bettered overall Fund performance.
Top Detractors from Performance
  Currency selection detracted from relative Fund performance and was largely a consequence of an overweight allocation to the Japanese yen. Despite the Bank of Japan hiking interest rates, the low yielding yen underperformed most other global currencies during the reporting period.
  Active duration management (the Fund’s sensitivity to movements in interest rates; the lower the duration the less the net asset value of the fund will fluctuate due to changes in interest rates) detracted from Fund performance. Specifically, the Fund maintained an underweight allocation to Chinese government bonds which generally outperformed most other global sovereign debt markets.
Fund Performance
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Cumulative Performance: December 16, 2016 through November 30, 2024
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	5 Years	Since Inception[1]
Institutional Shares	4.66%	-1.62%	0.05%
Bloomberg Global Aggregate Index	4.64%	-1.42%	0.78%
[1]	The Fund’s Institutional Shares commenced operations on December 16, 2016.
Visit FederatedHermes.com/us/FundInformation and click on the link to your fund and share class for more recent performance information.
Key Fund Statistics
Net Assets	$15,690,800
Number of Investments	90
Portfolio Turnover Rate	34%
Total Advisory Fees Paid	$0
Fund Holdings
Top Countries
(% of Net Assets) 1
Top Currencies
(% of Net Assets) 1
1 Reflects the pro rata portfolio composition of underlying affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets as of the date specified above. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
Availability of Additional Information
Additional information is available on the Fund’s website at FederatedHermes.com/us/FundInformation, including its:
• prospectus • financial information • holdings • proxy voting information
CUSIP 31420G879
3010401-C (1/25)
FederatedHermes.com/us
Federated Securities Corp., Distributor
© 2025 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has determined that each of the following members of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item 3: John G. Carson, Thomas M. O’Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 – $41,854

Fiscal year ended 2023 - $39,763

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 - $0

Fiscal year ended 2023 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $1,683 and $0 respectively. Fiscal year ended 2024- Travel expenses for attendance at Board meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 - $0

Fiscal year ended 2023 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 - $0

Fiscal year ended 2023 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $29,956 and $65,633 respectively. Fiscal year ended 2024- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. The Audit Committee is required to pre-concur with independence conclusions made by the independent auditor regarding non-audit services to be provided by the independent auditor to the Funds, the Funds Board of Directors, or any entity that is controlled directly or indirectly by the Funds. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval(and pre-concurrence for non-audit services) by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval/pre-concurrence authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval/pre-concurrence decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval/pre-concurrence authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved/pre-concurred certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved/pre-concurred by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval/pre-concurrence requirement is waived if:

(1)                                       With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)                                       With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)                                       Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)                                       Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval/pre-concurrence to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval/concurrence by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2024 – 0%

Fiscal year ended 2023 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2024 – 0%

Fiscal year ended 2023 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2024 – 0%

Fiscal year ended 2023 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)                 NA

(g)                Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2024 - $236,663

Fiscal year ended 2023 - $236,384

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements filed under Item 7 of this form.

(b) Not Applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Companies

Annual Financial Statements
and Additional Information
November 30, 2024

Share Class | Ticker	A | FTIIX	C | FTIBX	Institutional | FGTBX

Federated Hermes Global Total Return Bond Fund

A Portfolio of Federated Hermes International Series, Inc.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Portfolio of Investments
November 30, 2024
Foreign Currency Par Amount, Principal Amount, Shares or Contracts		Value in U.S. Dollars
	BONDS—46.0%
	AUSTRALIAN DOLLAR—2.1%
	Sovereign—2.1%
300,000	Australia, Government of, Series 158, 1.250%, 5/21/2032	$ 158,906
320,000	Australia, Government of, Sr. Unsecd. Note, Series 160, 1.000%, 12/21/2030	174,518
	TOTAL	333,424
	BRAZILIAN REAL—1.3%
	Sovereign—1.3%
400,000	Brazil, Government of, Unsecd. Note, Series NTNF, 10.000%, 1/1/2027	62,016
1,000,000	Brazil, Government of, Unsecd. Note, Series NTNF, 10.000%, 1/1/2029	148,108
	TOTAL	210,124
	BRITISH POUND—3.3%
	Sovereign—3.3%
127,000	United Kingdom, Government of, 3.250%, 1/22/2044	132,318
50,000	United Kingdom, Government of, 4.250%, 12/7/2027	64,013
50,000	United Kingdom, Government of, Bond, 4.250%, 3/7/2036	63,113
100,000	United Kingdom, Government of, Unsecd. Deb., 1.625%, 10/22/2028	116,783
190,000	United Kingdom, Government of, Unsecd. Note, 1.500%, 7/22/2047	134,637
	TOTAL	510,864
	CANADIAN DOLLAR—3.3%
	Sovereign—3.3%
80,000	Canada, Government of, 4.000%, 6/1/2041	63,689
250,000	Canada, Government of, 5.750%, 6/1/2033	213,849
310,000	Canada, Government of, Series WL43, 5.750%, 6/1/2029	248,215
	TOTAL	525,753
	DANISH KRONE—0.1%
	Mortgage Banks—0.1%
56,164	Realkredit Danmark A/S, Series 23D, 5.000%, 7/1/2035	8,058
	EURO—28.3%
	Banking—2.7%
100,000	BNP Paribas SA, Sub., Series EMTN, 2.500%, 3/31/2032	103,385
100,000	Societe Generale SA, Sub., Series EMTN, 1.000%, 11/24/2030	102,934
210,000	UniCredit SpA, Sub., 2.731%, 1/15/2032	218,004
	TOTAL	424,323
	Consumer Products—2.5%
370,000	Philip Morris International, Inc., Sr. Unsecd. Note, 2.875%, 5/14/2029	391,400
	Oil & Gas—1.3%
200,000	Petroleos Mexicanos, Sr. Unsecd. Note, Series EMTN, 3.750%, 4/16/2026	205,960
	Sovereign—21.8%
240,000	Austria, Government of, Sr. Unsecd. Note, 0.750%, 10/20/2026	247,533
120,000	Belgium, Government of, Series 44, 5.000%, 3/28/2035	152,605
100,000	Belgium, Government of, Series 60, 4.250%, 3/28/2041	122,342
90,000	France, Government of, Unsecd. Note, 2.000%, 5/25/2048	74,971
170,000	France, Government of, Unsecd. Note, 2.500%, 5/25/2030	179,569
400,000	Germany, Government of, 0.250%, 2/15/2027	408,403
190,000	Germany, Government of, Bond, Series 03, 4.750%, 7/4/2034	247,184
230,000	Germany, Government of, Unsecd. Deb., 0.500%, 2/15/2028	233,189
70,000	Germany, Government of, Unsecd. Note, 1.000%, 5/15/2038	63,138
80,000	Germany, Government of, Unsecd. Note, 3.250%, 7/4/2042	95,735
Annual Financial Statements and Additional Information

Foreign Currency Par Amount, Principal Amount, Shares or Contracts			Value in U.S. Dollars
		BONDS—continued
		EURO—continued
		Sovereign—continued
220,000		Italy, Government of, Sr. Unsecd. Note, 1.650%, 3/1/2032	$ 213,805
210,000		Italy, Government of, Sr. Unsecd. Note, 4.750%, 9/1/2028	239,988
300,000		Netherlands, Government of, Unsecd. Note, 2.500%, 1/15/2033	323,044
40,000		Portugal, Government of, Sr. Unsecd. Note, 0.900%, 10/12/2035	35,377
100,000		Spain, Government of, Sr. Unsecd. Note, 1.200%, 10/31/2040	79,840
480,000		Spain, Government of, Sr. Unsecd. Note, 1.950%, 7/30/2030	494,882
200,000		Spain, Government of, Sr. Unsecd. Note, 2.350%, 7/30/2033	206,040
		TOTAL	3,417,645
		TOTAL EURO	4,439,328
		INDONESIAN RUPIAH—0.6%
		Sovereign—0.6%
1,300,000,000		Indonesia, Government of, Sr. Unsecd. Note, Series FR68, 8.375%, 3/15/2034	89,344
		JAPANESE YEN—1.3%
		Sovereign—1.3%
31,500,000		Japan, Government of, Sr. Unsecd. Note, Series 44, 1.700%, 9/20/2044	205,231
		NEW ZEALAND DOLLAR—2.8%
		Sovereign—2.8%
400,000		New Zealand, Government of, Unsecd. Note, Series 0530, 4.500%, 5/15/2030	242,035
350,000		New Zealand, Government of, Unsecd. Note, Series 0534, 4.250%, 5/15/2034	204,910
		TOTAL	446,945
		POLISH ZLOTY—0.8%
		Sovereign—0.8%
500,000		Poland, Government of, Unsecd. Note, Series 0726, 2.500%, 7/25/2026	118,620
		SWEDISH KRONA—0.4%
		Sovereign—0.4%
750,000		Sweden, Government of, Series 1059, 1.000%, 11/12/2026	67,938
		U.S. DOLLAR—1.7%
		Telecommunications & Cellular—1.7%
$ 280,000		America Movil S.A.B. de C.V., Sr. Unsecd. Note, 3.625%, 4/22/2029	266,356
		TOTAL BONDS (IDENTIFIED COST $8,327,078)	7,221,985
		U.S. TREASURIES—16.9%
250,000		United States Treasury Bond, 2.875%, 5/15/2043	199,114
650,000		United States Treasury Bond, 2.875%, 11/15/2046	499,411
620,000		United States Treasury Bond, 3.250%, 5/15/2042	529,984
420,000		United States Treasury Bond, 4.500%, 2/15/2036	434,033
1,020,000	[1]	United States Treasury Note, 0.750%, 8/31/2026	960,735
30,000	[1]	United States Treasury Note, 2.875%, 8/15/2028	28,719
		TOTAL U.S. TREASURIES (IDENTIFIED COST $2,935,370)	2,651,996
		EXCHANGE-TRADED FUNDS—5.0%
7,000		iShares iBoxx $ Investment Grade Corporate Bond Fund (IDENTIFIED COST $769,875)	773,850
		PURCHASED CALL OPTIONS—0.0%
		Foreign Currency—0.0%
$ 400,000		NZD CALL/ USD PUT, Bank of America, Notional Amount $400,000, Exercise Price $0.591, Expiration Date 12/3/2024 (IDENTIFIED COST $1,712)	1,017
		INVESTMENT COMPANIES—28.7%
224,843		Emerging Markets Core Fund	1,989,865
222,391		Federated Hermes Government Obligations Fund, Premier Shares, 4.55%[2]	222,391
Annual Financial Statements and Additional Information

Foreign Currency Par Amount, Principal Amount, Shares or Contracts		Value in U.S. Dollars
	INVESTMENT COMPANIES—continued
249,711	Mortgage Core Fund	$ 2,087,584
23,435	Project and Trade Finance Core Fund	209,036
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $4,733,165)	4,508,876
	TOTAL INVESTMENT IN SECURITIES—96.6% (IDENTIFIED COST $16,767,200)[3]	$15,157,724
	OTHER ASSETS AND LIABILITIES - NET—3.4%[4]	533,076
	TOTAL NET ASSETS—100%	$15,690,800
At November 30, 2024, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation/ (Depreciation)
Long Futures:
Japan 10 Year Bond Long Futures	1	JPY 956,188	December 2024	$555
Short Futures:
United States Treasury Notes 10 Year Short Futures	3	$ (333,563)	March 2025	$(4,200)
United States Treasury Notes 10 Year Ultra Short Futures	5	$ (573,984)	March 2025	$(10,557)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(14,202)
At November 30, 2024, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
1/15/2025	Bank of America	9,047,888 CNY	$1,289,975	$(34,391)
1/15/2025	Bank of America	320,000,000 KRW	$237,961	$(8,131)
1/15/2025	Bank of America	$350,000	3,795,670 NOK	$6,185
1/15/2025	Barclays	$90,000	355,427 PLN	$2,678
1/15/2025	Barclays	$350,000	296,612 CHF	$11,416
1/15/2025	Citibank	740,000 AUD	671,909 CAD	$2,034
1/15/2025	Citibank	300,000 EUR	49,144,668 JPY	$(12,896)
1/15/2025	Citibank	4,670,000 THB	$140,081	$(3,384)
1/15/2025	HSBC	500,000 BRL	79,917 EUR	$(2,005)
1/15/2025	JPMorgan	300,000 EUR	$325,901	$(8,207)
1/15/2025	JPMorgan	$170,000	25,544,515 JPY	$(1,834)
1/15/2025	State Street	100,000 GBP	$129,608	$(2,377)
1/15/2025	State Street	$200,000	274,274 CAD	$3,738
1/15/2025	State Street	$330,000	49,949,312 JPY	$(6,002)
1/15/2025	State Street	$350,000	52,997,228 JPY	$(6,505)
2/10/2025	Bank of America	176,103 BRL	$30,000	$(1,018)
Contracts Sold:
1/15/2025	Bank of America	500,000 BRL	81,263 EUR	$3,431
1/15/2025	Barclays	1,294,640 BRL	$228,980	$15,041
1/15/2025	Barclays	100,000 GBP	$130,516	$3,285
1/15/2025	BNP Paribas	$85,000	3,214,915 TRY	$3,282
1/15/2025	BNY Mellon	$350,000	300,247 CHF	$(7,267)
1/15/2025	Citibank	740,000 AUD	672,597 CAD	$(1,542)
1/15/2025	Citibank	300,000 EUR	49,248,852 JPY	$13,596
1/15/2025	Credit Agricole	$1,351,000	198,224,408 JPY	$(17,574)
1/15/2025	JPMorgan	150,000 EUR	$157,344	$(1,503)
Annual Financial Statements and Additional Information

Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
1/15/2025	JPMorgan	$200,000	274,773 CAD	$(3,382)
1/15/2025	JPMorgan	$350,000	3,747,664 NOK	$(10,533)
1/15/2025	Morgan Stanley	300,000 AUD	$200,191	$4,450
1/15/2025	Morgan Stanley	150,000 EUR	24,270,942 JPY	$4,420
1/15/2025	Morgan Stanley	150,000 EUR	24,480,611 JPY	$5,831
1/15/2025	Morgan Stanley	700,000 NZD	$426,277	$11,460
1/15/2025	Morgan Stanley	$500,000	74,546,980 JPY	$1,467
1/15/2025	State Street	1,170,000 EUR	$1,283,640	$44,636
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$8,399
Net Unrealized Appreciation (Depreciation) on Futures Contracts and Foreign Exchange Contracts are included in “Other Assets and Liabilities—Net.”
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended November 30, 2024, were as follows:
	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Project and Trade Finance Core Fund	Emerging Markets Core Fund	Mortgage Core Fund	Federated Hermes Government Obligations Fund, Premier Shares	Total of Affiliated Transactions
Value as of 11/30/2023	$322,557	$319,521	$8,934	$2,074,674	$—	$2,725,686
Purchases at Cost	$2,946,638	$16,419	$1,886,691	$249,055	$3,013,990	$8,112,793
Proceeds from Sales	$(3,269,183)	$(130,002)	$(9)	$(300,003)	$(2,791,599)	$(6,490,796)
Change in Unrealized Appreciation/Depreciation	$(29)	$19,505	$94,240	$79,544	$—	$193,260
Net Realized Gain/(Loss)	$17	$(16,407)	$9	$(15,686)	$—	$(32,067)
Value as of 11/30/2024	$—	$209,036	$1,989,865	$2,087,584	$222,391	$4,508,876
Shares Held as of 11/30/2024	—	23,435	224,843	249,711	222,391	720,380
Dividend Income	$3,834	$16,441	$76,679	$91,044	$8,132	$196,130

1	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $17,180,182.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2024.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Financial Statements and Additional Information

The following is a summary of the inputs used, as of November 30, 2024, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$—	$7,221,985	$—	$7,221,985
U.S. Treasuries	—	2,651,996	—	2,651,996
Exchange-Traded Funds	773,850	—	—	773,850
Purchased Call Options	—	1,017	—	1,017
Investment Companies	4,299,840	—	—	4,299,840
Other Investments[1]	—	—	—	209,036
TOTAL SECURITIES	$5,073,690	$9,874,998	$—	$15,157,724
Other Financial Instruments:
Assets
Futures Contracts	$555	$—	$—	$555
Foreign Exchange Contracts	—	136,950	—	136,950
Liabilities
Futures Contracts	(14,757)	—	—	(14,757)
Foreign Exchange Contracts	—	(128,551)	—	(128,551)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(14,202)	$8,399	$—	$(5,803)

1
As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $209,036 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the fair value hierarchy chart above. The price of shares redeemed of Project and Trade
Finance Core Fund (PTCORE), a portfolio of Federated Hermes Core Trust III, may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request. The investment objective of PTCORE is to provide total return. Copies of the PTCORE financial statements are available on the EDGAR database on the SEC’s website or upon request from the Fund.

The following acronym(s) are used throughout this portfolio:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNY	—Chinese Yuan Renminbi
EMTN	—Euro Medium Term Note
EUR	—Euro
GBP	—Great British Pound
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
THB	—Thai Baht
TRY	—Turkish Lira
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Financial Statements and Additional Information

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$8.15	$8.17	$10.05	$10.53	$9.90
Income From Investment Operations:
Net investment income[1]	0.22	0.17	0.13	0.18	0.14
Net realized and unrealized gain (loss)	0.15	(0.19)	(1.75)	(0.50)	0.63
TOTAL FROM INVESTMENT OPERATIONS	0.37	(0.02)	(1.62)	(0.32)	0.77
Less Distributions:
Distributions from net investment income	(0.18)	—	(0.26)	(0.16)	(0.14)
Net Asset Value, End of Period	$8.34	$8.15	$8.17	$10.05	$10.53
Total Return[2]	4.53%	(0.24)%	(16.58)%	(3.07)%	7.87%
Ratios to Average Net Assets:
Net expenses[3]	1.02%[4]	1.03%[4]	1.03%	1.03%	1.03%
Net investment income	2.70%	2.07%	1.52%	1.74%	1.44%
Expense waiver/reimbursement[5]	2.59%	2.18%	1.54%	1.22%	1.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,516	$14,981	$18,527	$30,265	$34,364
Portfolio turnover[6]	34%	19%	71%	36%	146%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.02% and 1.03% for the years ended
November 30, 2024 and 2023, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Financial Statements and Additional Information

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$7.73	$7.80	$9.56	$10.00	$9.38
Income From Investment Operations:
Net investment income[1]	0.15	0.10	0.07	0.10	0.06
Net realized and unrealized gain (loss)	0.14	(0.17)	(1.70)	(0.47)	0.61
TOTAL FROM INVESTMENT OPERATIONS	0.29	(0.07)	(1.63)	(0.37)	0.67
Less Distributions:
Distributions from net investment income	(0.12)	—	(0.13)	(0.07)	(0.05)
Net Asset Value, End of Period	$7.90	$7.73	$7.80	$9.56	$10.00
Total Return[2]	3.70%	(0.90)%	(17.29)%	(3.75)%	7.13%
Ratios to Average Net Assets:
Net expenses[3]	1.77%[4]	1.78%[4]	1.78%	1.78%	1.78%
Net investment income	1.96%	1.32%	0.80%	1.01%	0.68%
Expense waiver/reimbursement[5]	2.34%	1.93%	1.29%	0.96%	0.95%
Supplemental Data:
Net assets, end of period (000 omitted)	$93	$111	$122	$227	$673
Portfolio turnover[6]	34%	19%	71%	36%	146%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.77% and 1.78% for years ended
November 30, 2024 and 2023, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Financial Statements and Additional Information

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$8.20	$8.19	$10.08	$10.56	$9.92
Income From Investment Operations:
Net investment income[1]	0.24	0.19	0.16	0.20	0.17
Net realized and unrealized gain (loss)	0.14	(0.18)	(1.77)	(0.49)	0.64
TOTAL FROM INVESTMENT OPERATIONS	0.38	0.01	(1.61)	(0.29)	0.81
Less Distributions:
Distributions from net investment income	(0.20)	—	(0.28)	(0.19)	(0.17)
Net Asset Value, End of Period	$8.38	$8.20	$8.19	$10.08	$10.56
Total Return[2]	4.66%	0.12%	(16.39)%	(2.84)%	8.27%
Ratios to Average Net Assets:
Net expenses[3]	0.77%[4]	0.78%[4]	0.78%	0.78%	0.78%
Net investment income	2.96%	2.32%	1.76%	1.98%	1.69%
Expense waiver/reimbursement[5]	2.35%	1.94%	1.30%	0.97%	0.95%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,082	$2,760	$2,916	$4,999	$5,196
Portfolio turnover[6]	34%	19%	71%	36%	146%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 0.77% and 0.78% for years ended
November 30, 2024 and 2023, respectively, after taking into account these expense reductions.

5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Financial Statements and Additional Information

Statement of Assets and Liabilities
November 30, 2024

Assets:
Investment in securities, at value including $4,508,876 of investment in affiliated holdings* (identified cost $16,767,200, including $4,733,165 of identified cost in affiliated holdings)	$15,157,724
Cash denominated in foreign currencies (identified cost $631,119)	637,776
Cash	55,652
Unrealized appreciation on foreign exchange contracts	136,950
Income receivable	107,464
Receivable for shares sold	7,295
Total Assets	16,102,861
Liabilities:
Unrealized depreciation on foreign exchange contracts	$128,551
Payable for portfolio accounting fees	114,161
Due to broker	53,638
Payable for auditing fees	39,763
Payable for custodian fees	29,503
Payable for share registration costs	15,484
Payable to adviser (Note 5)	4,013
Payable for variation margin on futures contracts	2,822
Payable for shares redeemed	1,947
Payable for other service fees (Notes 2 and 5)	854
Payable for Directors’/Trustees’ fees (Note 5)	462
Payable for administrative fee (Note 5)	231
Payable for distribution services fee (Note 5)	106
Accrued expenses (Note 5)	20,526
TOTAL LIABILITIES	412,061
Net assets for 1,880,668 shares outstanding	$15,690,800
Net Assets Consist of:
Paid-in capital	$22,017,649
Total distributable earnings (loss)	(6,326,849)
TOTAL NET ASSETS	$15,690,800
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($13,516,302 ÷ 1,620,562 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$8.34
Offering price per share (100/95.50 of $8.34)	$8.73
Redemption proceeds per share	$8.34
Class C Shares:
Net asset value per share ($92,744 ÷ 11,741 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$7.90
Offering price per share	$7.90
Redemption proceeds per share (99.00/100 of $7.90)	$7.82
Institutional Shares:
Net asset value per share ($2,081,754 ÷ 248,365 shares outstanding) $0.0001 par value, 500,000,000 shares authorized	$8.38
Offering price per share	$8.38
Redemption proceeds per share	$8.38

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Financial Statements and Additional Information

Statement of Operations
Year Ended November 30, 2024

Investment Income:
Interest (net of foreign tax withheld of $701)	$437,178
Dividends received from affiliated holdings*	196,130
TOTAL INCOME	633,308
Expenses:
Investment adviser fee (Note 5)	$118,793
Administrative fee (Note 5)	15,123
Custodian fees	44,683
Transfer agent fees	35,855
Directors’/Trustees’ fees (Note 5)	6,710
Auditing fees	41,292
Legal fees	11,204
Distribution services fee (Note 5)	36,316
Other service fees (Notes 2 and 5)	35,226
Portfolio accounting fees	155,183
Share registration costs	51,711
Printing and postage	22,360
Miscellaneous (Note 5)	27,131
TOTAL EXPENSES	601,587
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	(118,793)
Waiver/reimbursement of other operating expenses (Note 5)	(314,712)
Reduction of custodian fees (Note 6)	(1,077)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION	(434,582)
Net expenses	167,005
Net investment income	466,303
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(32,067) on sales of investments in affiliated holdings*) and foreign currency transactions	(848,295)
Net realized gain on foreign exchange contracts	91,564
Net realized gain on futures contracts	60,129
Net realized gain on written options	2,443
Net realized loss on swap contracts	(18,747)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $193,260 of investments in affiliated holdings*)	1,008,076
Net change in unrealized depreciation of foreign exchange contracts	25,302
Net change in unrealized appreciation of futures contracts	(21,257)
Net change in unrealized depreciation of swap contracts	2,161
Net change in unrealized appreciation of written options	(743)
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, written options, swap contracts and foreign currency transactions	300,633
Change in net assets resulting from operations	$766,936

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Financial Statements and Additional Information

Statement of Changes in Net Assets

Year Ended November 30	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income	$466,303	$421,724
Net realized loss	(712,906)	(624,981)
Net change in unrealized appreciation/depreciation	1,013,539	194,251
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	766,936	(9,006)
Distributions to Shareholders:
Class A Shares	(321,570)	—
Class C Shares	(1,678)	—
Institutional Shares	(65,516)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(388,764)	—
Share Transactions:
Proceeds from sale of shares	1,013,761	1,485,106
Net asset value of shares issued to shareholders in payment of distributions declared	366,942	—
Cost of shares redeemed	(3,920,344)	(5,188,769)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,539,641)	(3,703,663)
Change in net assets	(2,161,469)	(3,712,669)
Net Assets:
Beginning of period	17,852,269	21,564,938
End of period	$15,690,800	$17,852,269
See Notes which are an integral part of the Financial Statements
Annual Financial Statements and Additional Information

Notes to Financial Statements
November 30, 2024
1. ORGANIZATION
Federated Hermes International Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of one diversified portfolio, Federated Hermes Global Total Return Bond Fund (the “Fund”). The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to obtain a total return on its assets.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Directors”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Annual Financial Statements and Additional Information

The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income and capital gains, if any, are declared and paid at least annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers, reimbursements and reduction of $434,582 is disclosed in various locations in Note 5 and Note 6. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2024, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$34,964
Class C Shares	262
TOTAL	$35,226
Annual Financial Statements and Additional Information

Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2024, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2024, tax years 2021 through 2024 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the year end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $620,004 and $280,132, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to seek to increase return and to manage security and market risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Annual Financial Statements and Additional Information

Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
As of November 30, 2024, the Fund had no outstanding swap contracts.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $215,385. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase return. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $165,770 and $172,708, respectively. This is based on the contracts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage currency and yield curve risks. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums received/paid for writing/purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Written option contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Purchased option contracts outstanding at year end are listed in the Fund’s Portfolio of Investments.
As of November 30, 2024, the Fund has no outstanding written options.
Annual Financial Statements and Additional Information

The average market value of purchased put and call options held by the Fund throughout the period was $1,014 and $5,730, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
The average market value of written put and call options held by the Fund throughout the period was $340 and $267, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	136,950	Unrealized depreciation on foreign exchange contracts	128,551
Interest rate contracts		—	Payable for variation margin on future contracts	14,202*
Foreign exchange contracts	Purchased Options, within Investment in securities at value	1,017		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$137,967		$142,753

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2024
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Swap Contracts	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$60,129	$—	$—	$—	$60,129
Foreign exchange contracts	—	—	91,564	(49,086)	2,443	44,921
Credit contracts	(18,747)	—	—	—	—	(18,747)
TOTAL	$(18,747)	$60,129	$91,564	$(49,086)	$2,443	$86,303

1	The net realized loss on Purchased Options is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Swap Contracts	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(21,257)	$—	$—	$—	$(21,257)
Foreign exchange contracts	—	—	25,302	(912)	(743)	23,647
Credit contracts	2,161	—	—	—	—	2,161
TOTAL	$2,161	$(21,257)	$25,302	$(912)	$(743)	$4,551

1
The net change in unrealized appreciation of Purchased Options is found within the Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.

Annual Financial Statements and Additional Information

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2024, the impact of netting assets and liabilities and the offsetting of collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign exchange contracts	$136,950	$(40,130)	$—	$96,820

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Foreign exchange contracts	$128,551	$(40,130)	$—	$88,421
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2024		Year Ended 11/30/2023
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	62,908	$514,398	66,333	$547,666
Shares issued to shareholders in payment of distributions declared	36,255	300,556	—	—
Shares redeemed	(315,617)	(2,586,959)	(497,987)	(4,086,446)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(216,454)	$(1,772,005)	(431,654)	$(3,538,780)
	Year Ended 11/30/2024		Year Ended 11/30/2023
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	153	$1,177	421	$3,347
Shares issued to shareholders in payment of distributions declared	155	1,225	—	—
Shares redeemed	(2,976)	(22,965)	(1,648)	(13,003)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,668)	$(20,563)	(1,227)	$(9,656)
	Year Ended 11/30/2024		Year Ended 11/30/2023
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	60,839	$498,186	112,480	$934,093
Shares issued to shareholders in payment of distributions declared	7,832	65,161	—	—
Shares redeemed	(157,066)	(1,310,420)	(131,921)	(1,089,320)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(88,395)	$(747,073)	(19,441)	$(155,227)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(307,517)	$(2,539,641)	(452,322)	$(3,703,663)
Annual Financial Statements and Additional Information

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2024 and 2023, was as follows:
	2024	2023
Ordinary income	$388,764	$—
As of November 30, 2024, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$221,282
Net unrealized depreciation	$(2,025,287)
Capital loss carryforwards	$(4,538,912)
Other timing differences	$16,068
TOTAL	$(6,326,849)
At November 30, 2024, the cost of investments for federal tax purposes was $17,180,182. The net unrealized depreciation of investments for federal tax purposes was $2,025,287. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $129,174 and unrealized depreciation from investments for those securities having an excess of cost over value of $2,154,461. The amounts are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and mark to market of derivative instruments.
As of November 30, 2024, the Fund had a capital loss carryforward of $4,538,912 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$1,552,973	$2,985,939	$4,538,912
The Fund used capital loss carryforwards of $8,563 to offset capital gains realized during the year ended November 30, 2024.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2024, the Adviser voluntarily waived $118,490 of its fee and voluntarily reimbursed $279,748 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2024, the Adviser reimbursed $303.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2024, the annualized fee paid to FAS was 0.089% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Financial Statements and Additional Information

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC.
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2024, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$35,531	$(34,964)
Class C Shares	785	—
TOTAL	$36,316	$(34,964)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2024, FSC retained $664 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2024, FSC retained $384 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended November 30, 2024, FSSC received $6,565 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.02%, 1.77% and 0.77% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2026; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to offset custody expenses. For the year ended November 30, 2024, the Fund’s expenses were offset by $1,077 under these arrangements.
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2024, were as follows:
Purchases	$5,646,945
Sales	$8,227,300
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers and may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
Annual Financial Statements and Additional Information

CASH
The Fund may place its cash on deposit with financial institutions in the United States, which is insured by the Federal Deposit Insurance Company (“FDIC”) up to $250,000. The Fund’s credit risk in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. The Fund from time to time may have amounts on deposit in excess of the insured limits.
9. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 18, 2024. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2024, the Fund had no outstanding loans. During the year ended November 30, 2024, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2024, there were no outstanding loans. During the year ended November 30, 2024, the program was not utilized.
11. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
12. SUBSEQUENT EVENT
On November 13, 2024, the Board approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated on or about January 24, 2025.
13. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2024, 100% of total ordinary income distributions qualified as business interest income for purposes of 163(j) and the regulations thereunder.
Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES INTERNATIONAL SERIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES GLOBAL TOTAL RETURN BOND FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Global Total Return Bond Fund (the “Fund”) (the sole portfolio of Federated Hermes International Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2024, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole portfolio of Federated Hermes International Series, Inc.) at November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 22, 2025
Annual Financial Statements and Additional Information

Shareholder Meeting Results (unaudited)
At a Special Meeting held on October 25, 2024, shareholders of the Federated Hermes International Series, Inc. (the “Company”) elected Directors of the Company. Shareholders of the Company elected three new individuals to serve as Directors effective January 1, 2025, who will serve on the Board with current Directors Messrs. J. Christopher Donahue, John B. Fisher, John G. Carson, G. Thomas Hough, Thomas M. O’Neill, John S. Walsh and Ms. Madelyn A. Reilly. Under the Company’s Director Service Policy, existing Directors Judge Maureen Lally-Green and Mr. P. Jerome Richey retired from the Board on December 31, 2024. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office, is included below.
Director:	Voting For	Withheld Authority	Abstained	Broker Non-Voting
J. Christopher Donahue	1,157,014.221	36,513.014	0	N/A
John B. Fisher	1,157,014.221	36,513.014	0	N/A
John G. Carson	1,157,014.221	36,513.014	0	N/A
G. Thomas Hough	1,157,014.221	36,513.014	0	N/A
Karen L. Larrimer	1,157,014.221	36,513.014	0	N/A
Max F. Miller	1,132,252.581	61,274.654	0	N/A
Frank J. Nasta	1,157,014.221	36,513.014	0	N/A
Thomas M. O’Neill	1,157,014.221	36,513.014	0	N/A
Madelyn A. Reilly	1,157,014.221	36,513.014	0	N/A
John S. Walsh	1,157,014.221	36,513.014	0	N/A
Annual Financial Statements and Additional Information

Evaluation and Approval of Advisory Contract–May 2024
Federated Hermes Global Total Return Bond Fund (the “Fund”)
At its meetings in May 2024 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: (1) copies of the Contracts; (2) the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; (3) Federated Hermes’ business and operations; (4) the Adviser’s investment philosophy, personnel and processes; (5) the Fund’s investment objectives and strategies; (6) the Fund’s short-term and long-term performance - in absolute terms (both on a gross basis and net of expenses) and relative to an appropriate group of peer funds and its benchmark; (7) the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund - in absolute terms and relative to an appropriate group of peer funds, with due regard for contractual or voluntary expense limitations (if any); (8) the financial condition of Federated Hermes; (9) the Adviser’s profitability with respect to managing the Fund; (10) distribution and sales activity for the Fund; and (11) the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board considered several factors they deemed relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund, including: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fees and expenses, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board considered that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
Annual Financial Statements and Additional Information

In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders in the marketplace, and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the full range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and evaluated Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the benefits of the previous significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters where appropriate. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard.
Annual Financial Statements and Additional Information

In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Board also considered comparative performance data from Lipper, Inc. that was included in reports provided to the Board throughout the year. The Board noted that differences may exist between the Performance Peer Group and Lipper peers and that the results of these performance comparisons may vary.
The Board considered that the Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2023. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the overall category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant.
Annual Financial Statements and Additional Information

The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board noted that, for the year ended December 31, 2023, the Fund’s investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted that the investment advisory fee was waived in its entirety, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing; (vi) different SEC mandated risk management programs with respect to fund liquidity and use of derivatives; (vii) different administrative responsibilities; (viii) different degrees of risk associated with management; and (ix) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
In the case of the Fund, the Board noted that Federated Hermes does not manage any other types of clients that are comparable to the Fund.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly-held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Financial Statements and Additional Information

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of isolating and quantifying economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information security programs; internal audit and risk management functions; and technology, systems capabilities and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced or expanded services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items, and management has committed to reviewing certain items, for future reporting to the Board as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Financial Statements and Additional Information

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This information is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Global Total Return Bond Fund

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420G408
CUSIP 31420G606
CUSIP 31420G879
3010401 (1/25)
© 2025 Federated Hermes, Inc.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Federated Hermes Global Total Return Bond Fund: Not Applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Federated Hermes Global Total Return Bond Fund: The Fund’s report on its most recent meeting of shareholders is filed under Item 7 of this form.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Federated Hermes Global Total Return Bond Fund: The Fund’s disclosure of remuneration items is included as part of the Financial Statements filed under Item 7 of this form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Federated Hermes Global Total Return Bond Fund: The Fund’s Evaluation and Approval of Advisory Contract summary by fund appear in the Financial Statements filed under Item 7 of this form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 16.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 18.	Recovery of Erroneously Awarded Compensation

(a)       Not Applicable

(b)       Not Applicable

Item 19.	Exhibits

(a)(1) Not Applicable.

(a)(2) Not Applicable.

(a)(3) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(4) Not Applicable.

(a)(5) Not Applicable.

(b)       Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Federated Hermes International Series, Inc.

By: /s/ Jeremy D. Boughton
Jeremy D. Boughton, Principal Financial Officer

Date:  January 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer

Date:  January 22, 2025

By: /s/ Jeremy D. Boughton
Jeremy D. Boughton, Principal Financial Officer

Date:  January 22, 2025